UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025 (April 23, 2025)

Nano Nuclear Energy Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42044	88-0861977
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10 Times Square, 30th Floor

New York, New York 10018

(Address of principal executive offices) (Zip Code)

(212) 634-9206

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 23, 2025, Nano Nuclear Energy Inc. (the “Company”) conducted its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting was conducted virtually.

The number of shares of common stock of the Company entitled to vote at the Annual Meeting was 37,072,881 shares outstanding as of the February 27, 2025 record date for the Annual Meeting (the “Voting Stock”). No other shares of the Company’s capital stock were entitled to vote at the Annual Meeting.

The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was approximately 25,513,505 shares of Voting Stock, constituting a quorum. At the Annual Meeting, the Company’s stockholders adopted all three proposals presented at the Annual Meeting for voting, which included:

(i)	the election of all five (5) currently serving members of the Company’s Board of Directors to serve for a one-year term that expires at the 2026 Annual Meeting of Stockholders, or until their successor is duly elected and qualified, unless they resign, is removed or otherwise is disqualified from serving as a director of the Company;

(ii)	the approval of the Company’s 2025 Equity Incentive Plan, the form of which was filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on February 28, 2025 (the “2024 Plan”); and

(iii)	the ratification of the appointment of WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 - Election of Directors

James Walker, Jay Jiang Yu, Jaisun Garcha, Dr, Tsun Yee Law, Diane Hare and Dr. Kenny Yu were each elected as a director to serve for a one-year term that expires at the Company’s 2026 Annual Meeting of Stockholders or until a successor is elected and qualified or until her or his earlier death, incapacity, removal or resignation. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Vote
James Walker	15,116,875	100,808	10,295,821
Jay Jiang Yu	15,160,647	57,037	10,295,821
Dr. Tsun Yee Law	15,092,615	125,069	10,295,821
Diane Hare	14,321,987	895,696	10,295,821
Dr. Kenny Yu	15,110,146	107,538	10,295,821

Proposal No. 2 - Approval of the 2025 Equity Incentive Plan and the issuance of contingent awards

The proposal to adopt the 2025 Equity Incentive Plan was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
13,721,097	1,211,636	284,947	10,295,824

Proposal No. 3 - Ratification of the appointment of independent registered public accounting firm

Appointment by the Company’s audit committee of Withum the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
25,244,138	111,015	158,352	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANO NUCLEAR ENERGY INC.

Dated: April 24, 2025	By:	/s/ Jaisun Garcha
	Name:	Jaisun Garcha
	Title:	Chief Financial Officer